Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,616,661.28
Previously Paid Amount	0
Total Fee Amount	3,813.86
Total Offset Amount	0
Net Fee	$ 3,813.86